UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2005

          First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-11242	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA	15701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 20, 2005, First Commonwealth Financial Corporation issued a press release announcing its earnings for the three and nine month periods ended September 30, 2005.  A copy of this press release and the related earnings tables are furnished herein as exhibit 99.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
Exhibit 99 - First Commonwealth Financial Corporation Press Release dated October 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 20, 2005

                                                            FIRST COMMONWEALTH FINANCIAL CORPORATION
                                                                 (Registrant)

                                                            By:  /S/ JOHN J. DOLAN
                                                                    John J. Dolan
                                                                    Executive Vice President and
                                                                    Chief Financial Officer